Exhibit 99.1

LETTER OF TRANSMITTAL

        To Tender
Unregistered 8% Senior Notes due 2014
(Including Those in Book-Entry Form)

of

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED MAY 21, 2004

        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 18, 2004 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

The Exchange Agent for the Exchange Offer is:
Wachovia Bank, N.A.

Deliver to:

By Courier or Hand Delivery:
Wachovia Bank, N.A.
Corporate Actions – NC1153
1525 West W.T. Harris Blvd., 3C3
Charlotte, NC 28262-1153

By Mail:
Wachovia Bank, N.A.
Corporate Actions – NC1153
1525 West W.T. Harris Blvd., 3C3
Charlotte, NC 28288-1153

By Overnight Mail or Courier:
Wachovia Bank, N.A.
Corporate Actions – NC1153
1525 West W.T. Harris Blvd., 3C3
Charlotte, NC 28262-1153

Information (704) 590-7413

        Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

        Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

        If you wish to exchange unregistered 8% Senior Notes due 2014 (the "Outstanding Notes"), for an equal aggregate principal amount of registered 8% Senior Notes due 2014 (the "Exchange Notes"), pursuant to the exchange offer, you must validly tender (and not withdraw) your Outstanding Notes to the exchange agent prior to the Expiration Date.

Signatures must be provided.
Please read the accompanying instructions carefully before
completing this Letter of Transmittal

        This Letter of Transmittal is to be completed by holders of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by Wachovia Bank, N.A. (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus dated May 21, 2004 (the "Prospectus"). No alternative, conditional or contingent tender of Outstanding Notes will be accepted. A tendering holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such holder's Outstanding Notes for purchase.

        Holders of Outstanding Notes whose certificates for such Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

DESCRIPTION OF TENDERED OUTSTANDING NOTES

Name(s) and Address(es) of Registered Owner(s) as it Appears on the 8% Senior Notes due 2014 (Please Fill in, if Blank)	Certificate Number(s) of Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Tendered

Total Principal Amount of Outstanding Notes Tendered

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.
☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

Ladies and Gentlemen:

        1.     The undersigned hereby tenders to Primus Telecommunications Holding, Inc., a Delaware corporation (the "Company"), the Outstanding Notes, pursuant to the Company's offer of $1,000 principal amount of the Exchange Notes, in exchange for each $1,000 principal amount of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

        2.     With respect to the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Outstanding Notes.

        3.     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS OR ANY APPLICABLE INTERPRETATION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION.

        4.     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

        5.     The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus with respect to the Exchange Offer.

        6.     The undersigned recognizes that, as described in the Prospectus, the Company may, in its sole and absolute discretion, subject to applicable law, at any time and from time to time: (i) delay the acceptance of the Outstanding Notes for exchange; (ii) terminate the Exchange Offer if one or more specific conditions have not been satisfied, (iii) extend the Expiration Date of the Exchange Offer and (iv) waive any condition or otherwise amend the terms of the Exchange Offer in any respect.

        7.     Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i)    the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any beneficial owner of the Outstanding Notes (a "Beneficial Owner");

          (ii)   neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such Exchange Notes;

          (iii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

          (iv)  if the undersigned or any Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

          (v)   if the undersigned or any Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

          (vi)  the undersigned and each Beneficial Owner acknowledges and agrees that any person who is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities Exchange Commission (the "Commission") set forth in certain no-action letters;

          (vii) the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (vi) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Outstanding Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

          (viii)   neither the holder nor any Beneficial Owner is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company. Upon request by the Company, the undersigned or Beneficial Owner will deliver to the Company a legal opinion confirming it is not such an affiliate.

        8.     The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ITEM 7 ABOVE, elect to have its Outstanding Notes registered in the shelf registration statement described in the Registration Rights Agreement, dated as of January 16, 2004 (the "Registration Rights Agreement"), by and among Primus Telecommunications Holding, Inc., Primus Telecommunications Group, Incorporated (the "Guarantor"), Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated and Jefferies & Company, Inc. as filed as an exhibit to the registration statement of which the Prospectus is a part. Such election may be made by checking the box under "Special Registration Instructions" on page 8. By making such election, the undersigned agrees, severally and not jointly, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company and Guarantor and their directors and officers who sign the registration statement, and each person, if any, who controls the Company and Guarantor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Company, the Guarantor, and their directors and officers who sign the registration statement and any such controlling person, any holder or any such controlling or affiliated person in connection with defending or investigating any such loss, claim, damage, liability or action in respect thereof) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the shelf registration statement or Prospectus or in any amendment or supplement thereto or any preliminary prospectus relating to the shelf registration statement or (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case only to the extent, that any such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to the undersigned and furnished to the Company by or on behalf of the undersigned specifically for inclusion therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

        9.     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an

"underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, the undersigned acknowledges that such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

        10.   The undersigned agrees that all authority conferred or agreed to be conferred by the Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        11.   Unless otherwise indicated in the "Special Delivery Instructions" below, please deliver Exchange Notes in the name of the undersigned and send Exchange Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 1)

        To be completed ONLY IF the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

Mail ☐ Issue ☐ (check appropriate boxes) certificates to:
Name:
(Please Print)
Address:

(Including Zip Code)
(Tax Identification or Social Security Number)
DTC Account Number:

SPECIAL REGISTRATION INSTRUCTIONS
(See Item 8)

        To be completed ONLY IF (i) the undersigned is unable to make all of the representations and warranties set forth in Item 7 above, (ii) the undersigned elects to register its Outstanding Notes in the shelf registration described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Rights Agreement and summarized in Item 8 above.

☐
By checking this box, the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 7 above, (ii) elects to have its Outstanding Notes registered pursuant to the shelf registration described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Rights Agreement and summarized in Item 8 above.

SIGNATURE

        To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Outstanding Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

X

X
Signature(s) of Registered Holder(s) or Authorized Signature
Dated:

Names(s):
(Please Type or Print)
Capacity:

Address:
(Including Zip Code)
Area Code and Telephone No:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

(Name of Eligible Institution Guaranteeing Signatures)
(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Dated:

PLEASE READ THE FOLLOWING INSTRUCTIONS,
WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    GUARANTEE OF SIGNATURES.    Signatures on this Letter of Transmittal or any notice of withdrawal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Outstanding Notes described above are tendered for the account of an Eligible Institution.

        2.    DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING NOTES.    To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and tendered Outstanding Notes must be received by the Exchange Agent at such address prior to 5:00 p.m., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Outstanding Notes may be effected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures For Tendering Outstanding Notes." If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender such person's Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. LETTERS OF TRANSMITTAL OF OUTSTANDING NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

        THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

        If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a)   such tender is made by or through an Eligible Institution;

          (b)   on or prior to the Expiration Date, the Exchange Agent has received a facsimile from such Eligible Institution of a properly completed and duly executed letter of transmittal or a facsimile of a duly executed letter of transmittal and a duly executed notice of guaranteed delivery substantially in the form hereof by telegram, telex, fax transmission, mail or hand delivery, setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered and stating that the tender is being made by guaranteed delivery and guaranteeing that, within three New York Stock Exchange, Inc., or NYSE, trading days after the date of execution of the notice of guaranteed delivery, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate representing the Outstanding Notes (in proper form for transfer), unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c)   This Letter of Transmittal, or a manually signed facsimile hereof, and Outstanding Notes, in proper form for transfer (or a book-entry confirmation with respect to such Outstanding Notes, as the case may be), and all other required documents are received by the Exchange Agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

        3.    WITHDRAWAL OF TENDERS.    Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of outstanding notes to be effective, a holder must follow the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights."

        4.    SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS.    If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Notes without any change whatsoever.

        If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

        When this Letter of Transmittal is signed by the registered holder(s) specified herein and tendered hereby, no endorsements of such Outstanding Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Outstanding Notes are to be reissued to a person other than the registered holder, then endorsements of any Outstanding Notes transmitted hereby or separate bond powers are required.

        If this Letter of Transmittal is signed by a person other than a registered holder of any Outstanding Notes listed in the Letter of Transmittal, such Outstanding Notes must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such Outstanding Notes.

        If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        5.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

        6.    TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9.    Federal income tax law generally requires that each tendering holder provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to 28% of the reportable payments made with respect to the Exchange Notes and a $50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) such holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

        If the holder tending Outstanding Notes does not have a taxpayer identification number, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the holder tendering Outstanding Notes does not provide such holder's taxpayer identification number to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's taxpayer identification number to the Exchange Agent. Note: Writing "Applied For" on the form means that the holder tendering Outstanding Notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

        If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

        Exempt holders tendering Outstanding Notes (including, among others, corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering Outstanding Notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

        The Exchange Agent reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

        7.    TRANSFER TAXES.    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection with that tender or exchange, unless the "Special Delivery Instructions" in this Letter of Transmittal have been completed. If the "Special Delivery Instructions" have been completed, the amount of any transfer taxes (whether imposed on the holder(s) or such other person indicated on that box) payable on account of the transfer will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        8.    INADEQUATE SPACE.    If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

        9.    MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.    Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        10.    MISCELLANEOUS.    All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Notes either before or after the Expiration Date. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although we intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes for exchange, neither the Company, the Exchange Agent, nor any other person is under any duty to give notification of such defects or irregularities and neither the Company, the Exchange Agent, nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date unless the Exchange Offer is extended.

        11.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Requests for assistance may be directed to the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal or from the tendering holder's broker, dealer, commercial bank, trust company or nominee. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

PAYOR'S NAME: WACHOVIA BANK, N.A.

SUBSTITUTE FORM W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN	(Social Security Number(s) or Employer Identification Number(s))

Department Of The Treasury Internal Revenue Service	PART 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)

Payor's Request For Taxpayer Identification Number ("TIN")	PART 3—CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGNATURE:	DATE:	, 2004

        You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, the payor is required to withhold 28% of all cash payments made to me thereafter until I provide a number.
Signature:	Date:

        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.